J.P. MORGAN INCOME FUND

JPMorgan Inflation Managed Bond Fund

(Class R2 Shares)

(a series of JPMorgan Trust I)

Supplement dated September 8, 2016

to the Prospectus, Summary Prospectus and Statement

of Additional Information dated July 1, 2016, as supplemented

NOTICE OF LIQUIDATION OF THE CLASS R2 SHARES OF THE JPMORGAN INFLATION MANAGED BOND FUND. The Board of Trustees of the JPMorgan Inflation Managed Bond Fund (the “Fund”) has approved the liquidation and redemption of the Class R2 Shares of the Fund on or about December 8, 2016 (the “Liquidation Date”). On the Liquidation Date, the Fund shall distribute to its Class R2 shareholders of record an amount equal to the net asset value as calculated on the Liquidation Date. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

For taxable shareholders of the Class R2 Shares of the Fund, the redemption of shares of Class R2 Shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder of the Class R2 Shares may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption.

EFFECTIVE SEPTEMBER 12, 2016, PURCHASES OF CLASS R2 SHARES OF THE FUND BY NEW SHAREHOLDERS WILL NO LONGER BE ACCEPTED. EFFECTIVE DECEMBER 2, 2016, PURCHASES OF CLASS R2 SHARES OF THE FUND BY EXISTING SHAREHOLDERS WILL NOT BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IMB-LIQ-916